UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of Earliest event reported): May 19, 2005




                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)



        Ohio                          0-26876                   31-1010517
(State or jurisdiction       (Commission or file number)       (IRS Employer
   of incorporation)                                      identification number)



                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)


                                 (740) 286-3283
                (Registrant's phone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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Item 8.01 Other Events

     Oak Hill Financial, Inc. announced that it was revising its earnings estimate for the full year 2005 to a range of $1.80 to $2.00 per share. The press release dated May 19, 2005 is attached.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit No.      Description

            99            Press  release of Oak Hill  Financial,  Inc.,  issued
                          May 19, 2005.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Oak Hill Financial, Inc.

                                                       /s/ Ron J. Copher

Date:  May 20, 2005                                    Ron J Copher
                                                       Chief Financial Officer,
                                                       Treasurer & Secretary


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


                                  EXHIBIT INDEX


 Exhibit No.                               Description

    99                   Press  release of Oak Hill  Financial,  Inc., issued
                         May 19, 2005.

                                       3